STEINROE VARIABLE INVESTMENT TRUST
                  CAPITAL APPRECIATION FUND

             SUPPLEMENT DATED OCTOBER 1, 1997

                             TO

               PROSPECTUS DATED MAY 1, 1997
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     On August 14, 1997, the Board of Trustees approved
changing the name of Capital Appreciation Fund, a series of SteinRoe Variable Investment Trust, to Stein Roe Special
Venture Fund, Variable Series. The name change will take effect November 15, 1997.

     This change is being made to expand marketing opportunities for the Fund, including opportunities to market the Fund to Participating Insurance Companies which are not affiliated with Keyport Life Insurance Company. No change is being made to the Fund's investment objective or investment program.
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